SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          COMMON STOCK-COMMUNITY HEALTH SYS


          GABELLI MULTIMEDIA PRTNS.
                                 6/28/96            4,000            51.7500

          GIL II, LTD.
                                 7/02/96           10,000            51.8750

          GABELLI INTERNATIONAL LTD
                                 7/02/96           11,000            51.8750

          GABELLI FUNDS, INC.

               THE GABELLI ASSET FUND
                                 6/24/96           50,000            51.8000

               THE GABELLI CAPITAL ASSET FUND
                                 6/26/96            5,500            51.8000

          GAMCO INVESTORS, INC.
                                 7/02/96           20,000              *DI
                                 7/02/96            3,000            51.8750
                                 6/26/96           20,000            51.7500
                                 6/26/96            2,000            51.8400
                                 6/26/96            2,000            65.3000
                                 6/25/96           21,800            51.7500
                                 6/25/96           30,000-           51.7500
                                 6/24/96           35,000            51.7500

          GABELLI ASSOCIATES LTD
                                 7/02/96            2,000            51.8750

          GABELLI ASSOCIATES FUND
                                 7/02/96           47,000            51.8750


(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.
(*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

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